THE MAINSTAY GROUP OF FUNDS

Supplement dated September 22, 2016 (“Supplement”)

to the following Prospectuses:

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Target Date Funds and

MainStay Asset Allocation Funds Prospectuses each dated February 29, 2016, as supplemented

MainStay Cushing® Funds Prospectus dated

March 31, 2016, as supplemented

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund

Prospectuses each dated August 29, 2016, as supplemented

Mainstay Epoch Capital Growth Fund Prospectus dated

September 22, 2016

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective January 1, 2017, dividends from the net income (if any) of the MainStay Income Builder Fund are declared and paid at least monthly. The Shareholder Guide of each Prospectus, in the section entitled, “Fund Earnings: Dividends and Distributions” is amended as follows:

1.	MainStay Income Builder Fund is removed from the list “Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly”.

2.	MainStay Income Builder Fund is inserted into the list “Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly”.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.